Rule 497(d)


                                    FT 5716
       Market Strength Equity & Fixed Income Allocation Portfolio Series


                          Supplement to the Prospectus


      Notwithstanding anything to the contrary in the Prospectus, the following risk factor should be included in the prospectus section "Risk Factors - Additional Risks."

      "DERIVATIVE INSTRUMENTS. Certain of the Funds held by the Trust invest in derivative instruments, the performance of which is derived from the performance of a reference security, index, currency, or interest rate. Derivative instruments, including options, swaps, caps, floors, collars, futures and forwards, can be used to hedge a Fund's investment in other securities or for investment purposes. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index, currency or rate, which may be magnified by certain features of the derivatives. The ability to successfully use derivatives depends on a Fund investment advisor's ability to predict pertinent market movements, which cannot be assured, and may result in losses greater than if they had not been used. Derivatives are also subject to counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of the Funds held by the Trust may decline. The derivatives markets are a focus of recent legislation. The extent and impact of such regulation is not yet known. Recent legislation may make derivatives more costly, may limit the availability of derivatives and may affect the value or performance of derivatives."


October 22, 2015